UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8–K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15 (d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): December 28, 2004

THE WET SEAL, INC.
(Exact Name of Registrant as Specified in Charter)

Delaware (State or Other Jurisdiction of Incorporation)	0-18632 (Commission File Number)	33-0415940 (IRS Employer Identification No.)
26972 Burbank Foothill Ranch, California (Address of Principal Executive Offices)		92610 (Zip Code)
Registrant's telephone number, including area code:	(949) 583-9029

N/A
——————————————————————————
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[]     Written communications pursuant’ to Rule 425 under the Securities Act (17 CFR 230.425)

[]     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[]     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 14d-2(b))

[]     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement

        On December 28, 2004, The Wet Seal, Inc. (the “Company”) announced that it will close approximately 150 underperforming Wet Seal stores as part of a major restructuring plan. In conjunction with these closures, approximately 2,000 positions will be eliminated.

        On December 31, 2004, in connection with the Wet Seal store closings, the Company entered into an Agency Agreement (the “Agency Agreement”) with Hilco Merchant Resources, LLC (“Hilco”), pursuant to which Hilco will sell merchandise by means of promotional, store closing or similar sales. The Company will receive 22.9% of the proceeds from the sale of the merchandise. The parties also entered into a Security Agreement (the “Security Agreement”) on the same date, pursuant to which Hilco will receive a continuing security interest in the merchandise, proceeds and accounts receivable (the “Collateral”) of the Wet Seal stores that will be closed. In addition, the Company and Hilco entered into a Subordination Agreement, dated as of December 31, 2004 (the “Agency Subordination Agreement”), pursuant to which Fleet Retail Group, Inc. and S.A.C. Capital Associates, LLC agreed to subordinate their prior liens on the Collateral to the lien granted by the Company to Hilco.

        A copy of the Agency Agreement is filed herewith as Exhibit 10.1. Copies of the Security Agreement and the Agency Subordination Agreement are filed herewith as Exhibits 10.2 and 10.3, respectively. A copy of the press release appears as Exhibit 99.1 to this Current Report and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits

(a)     Financial Statements of Business Acquired.

Not Applicable.

(b)     Pro Forma Financial Information.

Not Applicable.

(c)     Exhibits.

10.1	Agency Agreement entered into between the Company and certain of its affiliates and Hilco.
10.2	Security Agreement entered into between the Company and certain of its affiliates and Hilco.
10.3	Agency Subordination Agreement entered into between the Company and certain of its affiliates, Hilco, Fleet Retail Group, Inc. and S.A.C. Capital Associates, LLC.
99.1	Press release, dated December 28, 2004, issued by the Company.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

THE WET SEAL, INC. (Registrant)
Date: January 5, 2005	By: /s/ DOUGLAS C. FELDERMAN
Name: Douglas C. Felderman
Title: Executive Vice President & Chief Financial Officer

EXHIBIT INDEX

EXHIBIT NUMBER	DESCRIPTION
10.1	Agency Agreement entered into between the Company and certain of its affiliates and Hilco.
10.2	Security Agreement entered into between the Company and certain of its affiliates and Hilco.
10.3	Agency Subordination Agreement entered into between the Company and certain of its affiliates, Hilco, Fleet Retail Group, Inc. and S.A.C. Capital Associates, LLC.
99.1	Press release, dated December 28, 2004, issued by the Company.